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                                                                    Exhibit 15.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our reports dated September 14, 2007, accompanying the consolidated financial statements and schedules included in the Annual Report of Sand Technology Inc. on Form 20-F for the year ended July 31, 2007. We hereby consent to the incorporation by reference of said reports in the Registration Statements of Sand Technology Inc. on Forms S-8 (File No. 333-8538, effective in March 1998 and File No. 333-7462, effective in August 1997), Form F-2 (File No. 333-12216, effective November 30, 2000) and Form F-3 (File No. 333-51014, effective August 18, 2000). We also consent to incorporation by reference in the aforementioned Registration Statements of our Comments by Independent Registered Chartered Accountants for U.S. Readers on Canada-U.S. Reporting Differences dated September 14, 2007 appearing in this Annual Report on Form 20-F of the Company for the year ended July 31, 2007.


/s/ Raymond Chabot Grant Thornton LLP
---------------------------------------
Independent Registered Chartered
Accountants

Montreal, Canada
January 29, 2008

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             CONSENT OF INDEPENDENT REGISTERED CHARTERED ACCOUNTANTS

We consent to the incorporation by reference, in Registration Statements No.333-8538 and No. 333-7462 on Form S-8, in Registration Statement No. 333-12216 on Form F-2 and Registration Statement No. 333-51014 on Form F-3 of our report dated September 16, 2005 on the consolidateed statements of operations, shareholders' equity and cash flows of Sand Technology Inc. and subsidiaries (the "Corporation") for the year ended July 31, 2005, appearing in this Annual Report on Form 20-F of the Corporation, for the year ended July 31, 2007.


                                         /s/ Deloitte & Touche LLP
                                         ---------------------------------------
                                         Independent Registered Chartered
                                         Accountants

January 29, 2008
Montreal, Canada